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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 30, 2003


                              COMERICA INCORPORATED
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             (Exact name of registrant as specified in its charter)


          Delaware                      1-10706                38-1998421
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(State or other jurisdiction          (Commission           (I.R.S. Employer
     of incorporation)                File Number)         Identification No.)


     Comerica Tower at Detroit Center
       500 Woodward Avenue, MC 3391
            Detroit, Michigan                                           48226
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 (Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code: 800-521-1190


                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

Filed as exhibits to this Current Report on Form 8-K are consents of Ernst & Young LLP and KPMG LLP relating to our Registration Statement on Form S-3 (No. 333-04297).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

  (c) Exhibits

      EX-23(a) Consent of Ernst & Young LLP
      EX-23(b) Consent of KPMG LLP
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2003             COMERICA INCORPORATED


                                  By:   /s/ George W. Madison
                                     -------------------------------------------
                                      Name:  George W. Madison
                                      Title:  Executive Vice President, General
                                      Counsel and Corporate Secretary
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                               8-K EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION

EX-23(a)            Consent of Ernst & Young LLP

EX-23(b)            Consent of KPMG LLP